                                                                          URGENT

[AIM FUNDS LOGO]


                                   AIM FUNDS
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


October 6, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on October 21, 2003. Our records indicate that we have not yet received a vote from you. With the meeting quickly approaching, we urge you to act promptly in order to allow us to obtain a sufficient number of votes.

EVERY VOTE COUNTS!

After careful review, your fund's Board has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" each proposal. Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-800-880-9347.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.  BY PHONE.

     Please call Georgeson Shareholder Communications Inc. toll-free at 1-800-880-9347. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  BY INTERNET.

     Visit www.proxyvote.com and enter the control number located on your proxy card.

     3.  BY TOUCH-TONE PHONE.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

     4.  BY MAIL.

     Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------



                      WE NEED YOUR HELP. PLEASE VOTE TODAY.

                                                                          URGENT

[AIM FUNDS LOGO]


                                   AIM FUNDS
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


October 6, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on October 21, 2003. Our records indicate that we have not yet received a vote from you. With the meeting quickly approaching, we urge you to act promptly in order to allow us to obtain a sufficient number of votes.

EVERY VOTE COUNTS!

After careful review, your fund's Board has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" each proposal. Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-800-880-9347.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.  BY PHONE.

     Please call Georgeson Shareholder Communications Inc. toll-free at 1-800-880-9347. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  BY INTERNET.

     Visit www.proxyweb.com and enter the control number located on your proxy card.

     3.  BY TOUCH-TONE PHONE.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

     4.  BY MAIL.

     Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------


                      WE NEED YOUR HELP. PLEASE VOTE TODAY.

                                                                          URGENT

[AIM FUNDS LOGO]


                                   AIM FUNDS
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


October 6, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on October 21, 2003. Our records indicate that we have not yet received a vote from you. With the meeting quickly approaching, we urge you to act promptly in order to allow us to obtain a sufficient number of votes.

EVERY VOTE COUNTS!

After careful review, your fund's Board has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" each proposal. Should you have any questions regarding the proposals, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-800-880-9347.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.  BY INTERNET.

     Visit www.proxyvote.com and enter the control number located on your proxy card.

     2.  BY TOUCH-TONE PHONE.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

     3.  BY MAIL.

     Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------


                      WE NEED YOUR HELP. PLEASE VOTE TODAY.

                                                                          URGENT

[INVESCO FUNDS LOGO]


                                 INVESCO FUNDS
                4350 South Monaco Street, Denver, Colorado 80237


October 6, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on October 21, 2003. Our records indicate that we have not yet received a vote from you. With the meeting quickly approaching, we urge you to act promptly in order to allow us to obtain a sufficient number of votes.

EVERY VOTE COUNTS!

After careful review, your fund's Board has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" each proposal. Should you have any questions regarding the proposals, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-800-880-9347.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.  BY INTERNET.

     Visit www.proxyvote.com and enter the control number located on your proxy card.

     2.  BY TOUCH-TONE PHONE.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

     3.  BY MAIL.

     Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------



                      WE NEED YOUR HELP. PLEASE VOTE TODAY.

                                                                          URGENT

[INVESCO FUNDS LOGO]


                                 INVESCO FUNDS
                4350 South Monaco Street, Denver, Colorado 80237


October 6, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on October 21, 2003. Our records indicate that we have not yet received a vote from you. With the meeting quickly approaching, we urge you to act promptly in order to allow us to obtain a sufficient number of votes.

EVERY VOTE COUNTS!

After careful review, your fund's Board has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" each proposal. Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-800-880-9347.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.  BY PHONE.

     Please call Georgeson Shareholder Communications Inc. toll-free at 1-800-880-9347. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  BY INTERNET.

     Visit www.proxyvote.com and enter the control number located on your proxy card.

     3.  BY TOUCH-TONE PHONE.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

     4.  BY MAIL.

     Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------


                      WE NEED YOUR HELP. PLEASE VOTE TODAY.

                                                                          URGENT

[INVESCO FUNDS LOGO]


                                 INVESCO FUNDS
                4350 South Monaco Street, Denver, Colorado 80237


October 6, 2003

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on October 21, 2003. Our records indicate that we have not yet received a vote from you. With the meeting quickly approaching, we urge you to act promptly in order to allow us to obtain a sufficient number of votes.

EVERY VOTE COUNTS!

After careful review, your fund's Board has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" each proposal. Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-800-880-9347.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     1.  BY PHONE.

     Please call Georgeson Shareholder Communications Inc. toll-free at 1-800-880-9347. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  BY INTERNET.

     Visit www.proxyweb.com and enter the control number located on your proxy card.

     3.  BY TOUCH-TONE PHONE.

     Dial the toll-free number found on your proxy card and follow the simple instructions.

     4.  BY MAIL.

     Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------


                      WE NEED YOUR HELP. PLEASE VOTE TODAY.